SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            August 16, 2001
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)












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Item 5.    Other Events.

           Pursuant to the terms and conditions of the Terms Agreement between Unisys Corporation (the "Company") and Bear, Stearns & Co. Inc. dated August 16, 2001, the Company issued on August 23, 2001, an additional $50,000,000 in aggregate principal amount of its 8 1/8% Senior Notes due 2006.


Item 7.    Exhibits.

1 Terms Agreement, dated August 16, 2001, between Unisys Corporation and Bear, Stearns & Co. Inc.








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                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: August 23, 2001             By:
                                     /s/ Janet Brutschea Haugen
                                     ---------------------------
                                     Janet Brutschea Haugen
                                     Senior Vice President and
                                     Chief Financial Officer







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                              EXHIBIT INDEX
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Exhibit
No.

1 Terms Agreement, dated August 16, 2001, between Unisys Corporation and Bear, Stearns & Co. Inc.